UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866

                     TEMPLETON EMERGING MARKETS INCOME FUND
               (Exact name of registrant as specified in charter)

        500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

           CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

         Registrant's telephone number, including area code: (954) 527-7500
                                                              -------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 2/28/07
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.




                                [GRAPHIC OMITTED]

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                                                         FEBRUARY 28, 2007
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                             SEMIANNUAL REPORT                    INCOME
--------------------------------------------------------------------------------

                           TEMPLETON EMERGING MARKETS
                                   INCOME FUND

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Emerging Markets Income Fund ....................................    1

Performance Summary .......................................................    7

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Annual Meeting of Shareholders ............................................   24

Dividend Reinvestment and Cash Purchase Plan ..............................   25

Shareholder Information ...................................................   28

--------------------------------------------------------------------------------

Semiannual Report

Templeton Emerging Markets Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

GEOGRAPHIC BREAKDOWN*
Based on Total Net Assets as of 2/28/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Americas                                            50.9%
Asia                                                23.8%
Europe                                              16.4%
Middle East & Africa                                 6.2%
Other Assets, less Liabilities                       2.7%

* The Geographic Breakdown is a snapshot of the Fund on 2/28/07 and may not reflect ongoing repositioning or reinvestment of cash in the Fund.

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's semiannual report for the period ended February 28, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Emerging Markets Income Fund posted cumulative total returns of +12.05% based on market price and +7.42% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), which posted a +5.88% cumulative total return in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary on page 7.

1. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Local and regional bond market returns are from country subindexes of the JPM EMBIG. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

For the six months under review, global economies seemed resilient in the face of moderating U.S. economic conditions. In general, lower energy and commodity prices curbed inflation despite improved global growth rates and strong labor markets. Oil prices fell 19% from a high of $77 per barrel in July to about $62 per barrel at period-end, alleviating some of the pressure on oil importing countries. In the U.S., the trade deficit narrowed to $59 billion by January 2007 from $69 billion in August 2006. However, the magnitude of the adjustment was small compared with the overall size of the current account deficit, which was 5.8% of U.S. gross domestic product (GDP) in the fourth quarter of 2006, and continued to be heavily dependent on foreign inflows for financing. 2 Lower oil prices and an improved labor market also supported consumption growth, offsetting some of the weakness in the U.S. housing market. For 2006, the U.S. economy grew 3.3%, which was in line with its historical average. Underlying inflation pressures in the U.S. remained relatively high and the U.S. Federal Reserve Board left the federal funds target rate unchanged at 5.25% throughout the reporting period.

Latin America benefited from a generally favorable and highly liquid international environment as foreign investment increased and debt profiles improved across the region. Trade balances remained mostly positive despite some commodity price volatility and surging imports due to growing domestic demand. These positive external factors supported regional currencies over the period, while moderating growth in the U.S. was a concern for nations such as Mexico, that are dependent on exports to the U.S.

Growth in Asia was generally robust as increased intra-regional trade remained an important growth driver throughout Asia, and China continued to be an important source of demand for Asia's exports of goods and services. While China allowed limited currency appreciation, it continued to accumulate international reserves that exceeded $1 trillion in the reporting period, adding $162.9 billion during the last four months of 2006. 3 The yuan rose 2.7% for the six months under review. 4 During the fourth quarter of 2006, Singapore's economy grew 7.9%, Indonesia's 6.1% and Malaysia's 5.7%. 5 Also, in Japan, structural economic improvement was most evident in the upward inflation trend, which turned positive on a yearly basis in 2006 for the first time since 1998.

2.    Source: U.S. Bureau of Economic Analysis.

3.    Source: The People's Bank of China.

4.    Source: Exshare via Compustat.

5. Sources: Singapore Department of Statistics; BPS (Statistics Indonesia); Department of Statistics Malaysia.


2 | Semiannual Report

Supported by investment growth and external demand from Asia and other parts of Europe, Euro-zone economic growth notably accelerated, increasing 2.7% in 2006 from 1.5% in 2005. 6 Private consumption trends were more dynamic than in prior years, but weak real wage growth remained an impediment to stronger consumer spending. Labor markets improved and the unemployment rate dropped from 8.8% in early 2005 to 7.5% by the end of 2006. 6 The European Central Bank tightened its monetary policy, hiking interest rates 50 basis points (100 basis points equal one percentage point) to 3.50%. 6 Among non-euro European countries, economic growth was even better. In fourth quarter 2006, GDP growth in Slovakia was 9.6%, Poland 6.4%, Sweden 4.9% and Norway 4.5%. 6 Growth among these countries was broad based while inflation remained low, supported by lower energy prices and improved productivity growth. Despite low inflation, rapidly narrowing excess capacity led Norway and Sweden to hike rates 75 basis points each.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk.

MANAGER'S DISCUSSION

U.S. dollar-denominated emerging market bonds generated strong positive performance for the six months under review, rising +5.88%, as measured by the JPM EMBIG, which is composed of U.S. dollar-denominated emerging market sovereign debt. 1 Sovereign interest rate spreads over U.S. Treasuries narrowed 10 basis points during the period despite increased risk premiums in February. 1 Regionally, sovereign debt rose +6.20% in Latin America, +4.77% in Europe and +7.22% in Asia. 1 In addition to holding positions denominated in U.S. dollars and euros, the Fund remained well diversified with selected positions in local debt markets. This helped mitigate risk associated with potential U.S. dollar depreciation due to the nation's large current account and income deficits.

6.    Source: Eurostat.

7. Sources: Statistical Office of the Slovak Republic; Statistics Sweden; Statistics Norway.

TOP 10 COUNTRIES
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Brazil                                                                     19.3%
--------------------------------------------------------------------------------
Indonesia                                                                  13.2%
--------------------------------------------------------------------------------
Argentina                                                                  11.6%
--------------------------------------------------------------------------------
Russia                                                                      8.6%
--------------------------------------------------------------------------------
Peru                                                                        5.1%
--------------------------------------------------------------------------------
Philippines                                                                 4.7%
--------------------------------------------------------------------------------
Iraq                                                                        4.6%
--------------------------------------------------------------------------------
Mexico                                                                      4.2%
--------------------------------------------------------------------------------
Thailand                                                                    4.0%
--------------------------------------------------------------------------------
Ukraine                                                                     3.6%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 3

CURRENCY BREAKDOWN
Based on Total Net Assets as of 2/28/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S. Dollar                                         66.4%
Indonesian Rupiah                                   12.7%
Brazilian Real                                       9.0%
Thailand Bhat                                        4.0%
Polish Zloty                                         2.5%
Euro                                                 1.8%
Egyptian Pound                                       1.7%
South Korean Won                                    1.50%
Colombian Peso                                       0.4%

LATIN AMERICA

The Fund's Latin American hard currency-denominated holdings performed well over the period as the region's fundamentals continued to strengthen. The Fund benefited from its overweighted exposure to Argentina as the country's economy continued to be strong, growing 8.6% in the fourth quarter of 2006. 8 Inflation remained high by regional and international standards, persisting despite some reduction due to price controls and data-reporting irregularities stemming from a change in directors in the statistics office that is responsible for calculating the nation's consumer price index (CPI). The Fund maintained its overweighted position in Peru, which also contributed to relative performance as the Peruvian subindex of the JPM EMBIG returned +6.80% during the reporting period. 1 The country's fundamentals dramatically improved as inflation continued to slow and economic growth was robust; Peru's GDP grew 8.9% and 8.0% in the third and fourth quarters of 2006. 9 Additionally, President Garcia encouraged fiscal restraint and his growing popularity was positive for Peru's political climate. In light of these developments, Peru's credit rating will be reviewed for an upgrade. In Brazil, sound monetary policy led to lower interest rates while inflation fell below the central bank's target rate. Based on these fundamental improvements, the Fund significantly increased its weighting in Brazil and benefited from its exposure. Over the period, Brazilian sovereign debt outperformed the JPM EMBIG, returning +7.33%. 1 Strong inflows from its trade surplus and foreign investments supported the local currency, which benefited the Fund's position in local bonds. Although growth remained relatively slow, the government recently unveiled its program to accelerate production, which focused on boosting investment while maintaining fiscal austerity.

EASTERN EUROPE

In Russia, strong fiscal revenues accompanied relatively high oil prices, pushing the nation's fiscal surplus above 7.5% GDP in 2006. 10 It also bolstered the oil stabilization fund, which is designed to reduce the impact of volatile oil prices on government finances, to $104 billion from just under $65 billion at the beginning of the period. 10 Fiscal prudence helped lower the nation's core CPI, which fell from 9.6% in August 2006 to 8.2% in January 2007. 10 Although Russia was one of the Fund's larger country positions, our underweighted exposure relative to the JPM EMBIG was positive for the Fund as Russian sovereign debt underperformed the index, returning +4.24% for the

8.    Source: INDEC (National Institute of Statistics and Census of Argentina).

9. Source: Instituto Nacional de Estadistica (Peru National Institute of Statistics).

10.   Source: Central Bank of Russia.


4 | Semiannual Report
period. 1 Among the Fund's European local bond holdings, Polish bonds contributed to relative performance, rising +8.40% in U.S. dollar terms as measured by the JPM Global Government Bond Index (GGBI), due to the zloty's 4.14% appreciation versus the U.S. dollar during the review period. 11, 4 The Fund reduced its position in the first half of the reporting period as accelerating growth rates and creeping inflation signaled an end to monetary easing. This sale also helped the Fund as Polish bonds subsequently lost 1.78% in the final three months of the reporting period. 11

ASIA

Indonesia was among the top performing local debt markets during the period, contributing to Fund performance. Indonesian bonds rose +13.19% in U.S. dollar terms as measured by the HSBC Asian Local Bond Index (ALBI). 12 Indonesia's robust bond market returns were driven by interest rate cuts, which amounted to a 250 basis point reduction during the review period. 13 Lower rates also contributed to accelerated growth as investment expenditure in the fourth quarter increased by 8.18% over the same quarter in the previous year and Indonesia's economy grew 6.1%. 13 Conversely, South Korean local bonds slightly underperformed the JPM EMBIG, returning +4.88% in U.S. dollar terms as represented by the HSBC ALBI, despite the South Korean won's strength against the U.S. dollar during the review period. 12 South Korea's moderating 4% GDP growth rate in the fourth quarter did not lead to any change in interest rates as core inflation was slightly higher over the period. 14 Finally, the Philippines was among the top-performing U.S. dollar-denominated bond markets in the JPM EMBIG over the six-month period, returning +9.2%, and the Fund's underweighted position hindered the Fund's relative performance. 1

11. Source: J.P. Morgan. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

12. Source: Standard & Poor's Micropal. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.

13.   Source: BPS (Statistics Indonesia).

14.   Source: Bank of Korea.


                                                           Semiannual Report | 5

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

                                   /s/ Michael Hasenstab

[PHOTO OMITTED]

                                   Michael Hasenstab, Ph.D.
                                   Portfolio Manager
                                   Templeton Emerging Markets Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 2/28/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: TEI                                          CHANGE   2/28/07   8/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$ 0.45   $ 15.08   $ 14.63
--------------------------------------------------------------------------------
Market Price (NYSE)                                 +$ 0.96   $ 14.45   $ 13.49
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.6167
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                          6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                +7.42%   +11.12%   +84.57%   +173.49%
--------------------------------------------------------------------------------
   Based on change in market price 3      +12.05%   +11.75%   +87.20%   +198.51%
--------------------------------------------------------------------------------
Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                +7.42%   +11.12%   +13.04%    +10.59%
--------------------------------------------------------------------------------
   Based on change in market price 3      +12.05%   +11.75%   +13.36%    +11.56%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                           Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


8 | Semiannual Report

Templeton Emerging Markets Income Fund

FINANCIAL HIGHLIGHTS

                                                      ------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                      FEBRUARY 28, 2007                     YEAR ENDED AUGUST 31,
                                                         (UNAUDITED)         2006         2005          2004        2003       2002
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............      $  14.63       $  13.75     $  13.23      $  12.53    $  11.11   $  11.48
                                                      ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...........................          0.49           0.89         0.82          0.84        0.93       1.16

 Net realized and unrealized gains (losses) ........          0.58           0.90         0.70          0.86        1.61      (0.27)
                                                      ------------------------------------------------------------------------------
Total from investment operations ...................          1.07           1.79         1.52          1.70        2.54       0.89
                                                      ------------------------------------------------------------------------------
Less distributions from net investment income ......         (0.62)         (0.91)       (1.00)        (1.00)      (1.12)     (1.26)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period .....................      $  15.08       $  14.63     $  13.75      $  13.23    $  12.53   $  11.11
                                                      ==============================================================================
Market value, end of period b ......................      $  14.45       $  13.49     $  13.32      $  12.82    $  12.43   $  11.00
                                                      ==============================================================================

Total return (based on market value per share) c ...         12.05%          8.71%       11.74%        11.48%      24.44%     12.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $713,698       $692,469     $650,806      $624,112    $591,029   $522,210

Ratios to average net assets:

 Expenses ..........................................          1.19% d,e      1.22% e      1.21% e       1.24% e     1.17%      1.15%

 Net investment income .............................          6.63% d        6.29%        5.97%         6.46%       7.78%      9.99%

Portfolio turnover rate ............................         16.93%         23.68%       53.16%        68.25%     142.71%     95.94%

a     Based on average daily shares outstanding.

b     Based on the last sale on the New York Stock Exchange.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                           Semiannual Report |
  The accompanying notes are an integral part of these financial statements. | 9

Templeton Emerging Markets Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT a           VALUE
----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 85.5%
    BONDS 84.1%
    ARGENTINA 10.2%
b,c Government of Argentina, FRN, 5.475%, 8/03/12 ..............................         102,145,000          $   72,635,309
                                                                                                              --------------

    BOSNIA AND HERZEGOVINA 1.8%
  b Government of Bosnia & Herzegovina, FRN, 3.50%, 12/11/17 ...................          11,020,835   EUR        12,616,478
                                                                                                              --------------

    BRAZIL 19.3%
    Government of Brazil,
     7.875%, 3/07/15 ...........................................................           1,275,000               1,436,925
     8.00%, 1/15/18 ............................................................          61,615,000              69,039,607
  b  FRN, 11.1138%, 6/29/09 ....................................................           2,900,000               3,245,825
    Nota Do Tesouro Nacional,
     9.762%, 1/01/12 ...........................................................              77,000 d BRL        33,660,187
     9.762%, 1/01/14 ...........................................................              20,000 d BRL         8,536,037
     10.00%, 1/01/17 ...........................................................              35,000 d BRL        14,562,953
  e Index Linked, 6.00%, 11/15/09 ..............................................               5,100 d BRL         3,759,394
  e Index Linked, 6.00%, 5/15/15 ...............................................               5,600 d BRL         3,897,880
                                                                                                              --------------
                                                                                                                 138,138,808
                                                                                                              --------------

    COLOMBIA 1.3%
    Government of Colombia,
     12.00%, 10/22/15 ..........................................................       5,296,000,000   COP         2,748,498
     11.75%, 2/25/20 ...........................................................           4,255,000               6,254,850
                                                                                                              --------------
                                                                                                                   9,003,348
                                                                                                              --------------

    EL SALVADOR 0.4%
  f Government of El Salvador, 144A, 7.65%, 6/15/35 ............................           2,650,000               3,021,000
                                                                                                              --------------

    FIJI 0.2%
    Republic of Fiji, 6.875%, 9/13/11 ..........................................           1,460,000               1,408,900
                                                                                                              --------------

    INDONESIA 13.2%
    Government of Indonesia,
     14.25%, 6/15/13 ...........................................................     209,282,000,000   IDR        27,559,719
     14.275%, 12/15/13 .........................................................     166,215,000,000   IDR        22,070,377
     11.00%, 10/15/14 ..........................................................     120,832,000,000   IDR        13,943,686
     9.50%, 6/15/15 ............................................................       9,450,000,000   IDR         1,005,126
     10.75%, 5/15/16 ...........................................................      26,870,000,000   IDR         3,056,586
     10.00%, 7/15/17 ...........................................................      18,800,000,000   IDR         2,022,778
     11.50%, 9/15/19 ...........................................................      40,000,000,000   IDR         4,676,120
     11.00%, 11/15/20 ..........................................................     132,050,000,000   IDR        14,930,907
     12.90%, 6/15/22 ...........................................................       2,000,000,000   IDR           256,256
     12.00%, 9/15/26 ...........................................................       7,850,000,000   IDR           958,523
  g  Reg S, 7.50%, 1/15/16 .....................................................           3,300,000               3,618,450
                                                                                                              --------------
                                                                                                                  94,098,528
                                                                                                              --------------

    IRAQ 4.6%
  f Government of Iraq, 144A, 5.80%, 1/15/28 ...................................          50,575,000              33,126,625
                                                                                                              --------------


10 | Semiannual Report

Templeton Emerging Markets Income Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT a           VALUE
----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MEXICO 4.2%
    Government of Mexico,
     8.00%, 12/17/15 ...........................................................           1,775,000 h MXN    $   15,885,168
     10.00%, 12/05/24 ..........................................................           1,315,000 h MXN        13,902,653
                                                                                                              --------------
                                                                                                                  29,787,821
                                                                                                              --------------

    PANAMA 1.0%
    Government of Panama, 6.70%, 1/26/36 .......................................           6,639,000               6,980,909
                                                                                                              --------------

    PERU 5.1%
    Government of Peru,
     9.875%, 2/06/15 ...........................................................           4,255,000               5,389,234
     7.35%, 7/21/25 ............................................................          10,520,000              11,855,514
     8.75%, 11/21/33 ...........................................................          12,550,000              16,409,125
  f Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1,
     144A, 5/31/18 .............................................................           4,764,000               3,096,600
                                                                                                              --------------
                                                                                                                  36,750,473
                                                                                                              --------------

    PHILIPPINES 4.7%
    Government of the Philippines,
     9.00%, 2/15/13 ............................................................          21,460,000              24,732,650
     8.875%, 3/17/15 ...........................................................           2,100,000               2,478,420
  g  Reg S, 8.75%, 10/07/16 ....................................................           5,450,000               6,453,182
                                                                                                              --------------
                                                                                                                  33,664,252
                                                                                                              --------------

    POLAND 2.5%
    Government of Poland,
     8.50%, 5/12/07 ............................................................          33,300,000   PLN        11,370,038
     6.25%, 10/24/15 ...........................................................          15,380,000   PLN         5,590,947
     5.75%, 9/23/22 ............................................................           2,000,000   PLN           708,310
                                                                                                              --------------
                                                                                                                  17,669,295
                                                                                                              --------------

    RUSSIA 8.6%
  g Aries Vermogen, Reg S, 9.60%, 10/25/14 .....................................          24,000,000              30,894,000
    Government of Russia,
  g  Reg S, 11.00%, 7/24/18 ....................................................          12,670,000              18,292,946
  g  Reg S, 12.75%, 6/24/28 ....................................................           6,566,000              11,908,754
                                                                                                              --------------
                                                                                                                  61,095,700
                                                                                                              --------------

    SOUTH KOREA 1.5%
    Korea Treasury Note,
     4.75%, 3/12/08 ............................................................       3,965,000,000   KRW         4,201,487
     4.25%, 9/10/08 ............................................................       6,476,680,000   KRW         6,814,668
                                                                                                              --------------
                                                                                                                  11,016,155
                                                                                                              --------------


                                                          Semiannual Report | 11

Templeton Emerging Markets Income Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT a           VALUE
----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    THAILAND 1.8%
    Bank of Thailand Bond,
     3.25%, 5/19/07 ............................................................          17,165,000   THB    $      482,271
     5.00%, 1/12/08 ............................................................          31,460,000   THB           891,042
     5.50%, 8/10/08 ............................................................          51,970,000   THB         1,487,250
    Government of Thailand,
     5.60%, 7/07/07 ............................................................          26,220,000   THB           741,441
     4.125%, 2/12/08 ...........................................................          98,000,000   THB         2,754,268
     8.50%, 12/08/08 ...........................................................          11,000,000   THB           331,543
     4.80%, 4/09/10 ............................................................         212,000,000   THB         6,063,496
                                                                                                              --------------
                                                                                                                  12,751,311
                                                                                                              --------------

    UKRAINE 3.6%
b,f Government of the Ukraine, 144A, FRN, 8.775%, 8/05/09 ......................          11,660,000              12,388,750
  f Government of the Ukraine, 144A, 7.65%, 6/11/13 ............................          11,948,000              12,993,450
                                                                                                              --------------
                                                                                                                  25,382,200
                                                                                                              --------------

    VIETNAM 0.1%
  b Government of Vietnam, FRN, 6.25%, 3/12/16 .................................             902,087                 907,210
                                                                                                              --------------
    TOTAL BONDS (COST $551,996,437) ............................................                                 600,054,322
                                                                                                              --------------

    WARRANTS (COST $7,140,043) 1.4%
    ARGENTINA 1.4%
  i Government of Argentina, wts, 12/15/35 .....................................          75,000,000               9,862,500
                                                                                                              --------------
    TOTAL LONG TERM INVESTMENTS (COST $559,136,480) ............................                                 609,916,822
                                                                                                              --------------

    SHORT TERM INVESTMENTS 11.8%
    FOREIGN GOVERNMENT SECURITIES 3.8%
    EGYPT 1.6%
  j Egypt Certificate of Deposit, 9/12/07 ......................................           2,000,000   EGP           335,890
  j Egypt Treasury Bills, 6/26/07 - 1/08/08 ....................................          68,825,000   EGP        11,546,907
                                                                                                              --------------

    THAILAND 2.2%
  j Thailand Treasury Bills, 10/04/07 - 1/10/08 ................................         570,990,000   THB        15,622,392
                                                                                                              --------------
    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $26,861,357) .....................                                  27,505,189
                                                                                                              --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $585,997,837) .............                                 637,422,011
                                                                                                              --------------


12 | Semiannual Report

Templeton Emerging Markets Income Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES                 VALUE
----------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET FUND (COST $57,231,488) 8.0%
    UNITED STATES 8.0%
  k Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.98% .......          57,231,488          $   57,231,488
                                                                                                              --------------
    TOTAL INVESTMENTS (COST $643,229,325) 97.3% ................................                                 694,653,499
    NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.1%                                                           539,864
    OTHER ASSETS, LESS LIABILITIES 2.6% ........................................                                  18,504,849
                                                                                                              --------------
    NET ASSETS 100.0% ..........................................................                              $  713,698,212
                                                                                                              ==============

CURRENCY ABBREVIATIONS

BRL - Brazilian Real
COP - Colombian Peso
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
KRW - South Korean Won
MXN - Mexican Peso
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
THB - Thailand Baht

SELECTED PORTFOLIO ABBREVIATION

FRN - Floating Rate Note

a     The principal amount is stated in U.S. dollars unless otherwise indicated.

b     The coupon rate shown represents the rate at period end.

c The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

d     Principal is stated in 100 Real units.

e     Redemption price at maturity is adjusted for inflation. See Note 1(e).

f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2007 the aggregate value of these securities was $64,626,425, representing 9.06% of net assets.

g Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2007, the aggregate value of these securities was $71,167,332, representing 9.97% of net assets.

h     Principal is stated in 100 Peso units.

i Warrants are linked to Argentine Republic Gross Domestic Product (GDP) and do not pay principal over life of security or at expiration. Warrants entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of Argentine GDP and the principal or "notional" value of these GDP linked warrants.

j     The security is traded on a discount basis with no stated coupon rate.

k See Note 10 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 13

Templeton Emerging Markets Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................   $ 585,997,837
  Cost - Sweep Money Fund (Note 10) ........................      57,231,488
                                                               -------------
  Total cost of investments ................................   $ 643,229,325
                                                               =============
  Value - Unaffiliated issuers .............................   $ 637,422,011
  Value - Sweep Money Fund (Note 10) .......................      57,231,488
                                                               -------------
  Total value of investments ...............................     694,653,499
 Cash ......................................................       9,891,338
 Foreign currency, at value (cost $422,812) ................         373,836
 Receivables:
  Dividends and interest ...................................       9,388,238
 Unrealized gain on forward exchange contracts (Note 7) ....         539,864
                                                               -------------
        Total assets .......................................     714,846,775
                                                               -------------
Liabilities:
 Payables:
  Affiliates ...............................................         534,447
 Accrued expenses and other liabilities ....................         614,116
                                                               -------------
        Total liabilities ..................................       1,148,563
                                                               -------------
           Net assets, at value ............................   $ 713,698,212
                                                               =============
Net assets consist of:
 Paid-in capital ...........................................   $ 662,750,400
 Distributions in excess of net investment income ..........        (328,149)
 Net unrealized appreciation (depreciation) ................      52,190,249
 Accumulated net realized gain (loss) ......................        (914,288)
                                                               -------------
           Net assets, at value ............................   $ 713,698,212
                                                               =============
Shares outstanding .........................................      47,338,848
                                                               =============
Net asset value per share ..................................   $       15.08
                                                               =============


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Emerging Markets Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2007 (unaudited)

Investment income:
 Dividends
  Unaffiliated issuers .......................................................  $    468,368
  Sweep Money Fund (Note 10) .................................................       835,480
 Interest (net of foreign taxes of $901,132) .................................    26,087,082
                                                                                ------------
        Total investment income ..............................................    27,390,930
                                                                                ------------
Expenses:
 Management fees (Note 3a) ...................................................     2,920,174
 Administrative fees (Note 3b) ...............................................       525,534
 Transfer agent fees .........................................................       397,503
 Custodian fees (Note 4) .....................................................       201,813
 Reports to shareholders .....................................................        37,485
 Registration and filing fees ................................................        22,349
 Professional fees ...........................................................        28,482
 Trustees' fees and expenses .................................................        27,663
 Other .......................................................................        12,161
                                                                                ------------
        Total expenses .......................................................     4,173,164
        Expense reductions (Note 4) ..........................................       (11,181)
                                                                                ------------
           Net expenses ......................................................     4,161,983
                                                                                ------------
              Net investment income ..........................................    23,228,947
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:

  Investments ................................................................    31,750,470
  Foreign currency transactions ..............................................       309,252
                                                                                ------------
           Net realized gain (loss) ..........................................    32,059,722
                                                                                ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ................................................................    (5,143,156)
  Translation of assets and liabilities denominated in foreign currencies ....       278,046
                                                                                ------------
           Net unrealized appreciation (depreciation) ........................    (4,865,110)
                                                                                ------------
Net realized and unrealized gain (loss) ......................................    27,194,612
                                                                                ------------
Net increase (decrease) in net assets resulting from operations ..............  $ 50,423,559
                                                                                ============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Emerging Markets Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               SIX MONTHS ENDED
                                                                                              FEBRUARY 28, 2007     YEAR ENDED
                                                                                                 (UNAUDITED)      AUGUST 31, 2006
                                                                                              ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................  $      23,228,947   $    42,077,183
  Net realized gain (loss) from investments and foreign currency transactions ..............         32,059,722        33,368,331
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ................................         (4,865,110)        9,295,371
                                                                                              ------------------------------------
           Net increase (decrease) in net assets resulting from operations .................         50,423,559        84,740,885
                                                                                              ------------------------------------
 Distributions to shareholders from net investment income and net foreign currency gains ...        (29,193,868)      (43,078,352)
                                                                                              ------------------------------------
           Net increase (decrease) in net assets ...........................................         21,229,691        41,662,533
Net assets:
 Beginning of period .......................................................................        692,468,521       650,805,988
                                                                                              ------------------------------------
 End of period .............................................................................  $     713,698,212   $   692,468,521
                                                                                              ====================================
Distributions in excess of net investment income / Undistributed net investment income included in net assets:
  End of period ............................................................................  $        (328,149)  $     5,636,772
                                                                                              ====================================


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                          Semiannual Report | 17

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


18 | Semiannual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic adjustments in the security's interest rate and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 19

Templeton Emerging Markets Income Fund

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2007, there were an unlimited number of shares authorized (without par value). During the periods ended August 31, 2006 and February 28, 2007, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2007, the Fund had repurchased a total of 610,500 shares. During the periods ended August 31, 2006 and February 28, 2007, there were no share repurchases.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                   Investment manager
Franklin Templeton Services, LLC (FT Services)       Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.850%               Up to and including $1 billion
      0.830%               Over $1 billion, up to and including $5 billion
      0.810%               Over $5 billion, up to and including $10 billion
      0.790%               Over $10 billion, up to and including $15 billion
      0.770%               Over $15 billion, up to and including $20 billion
      0.750%               In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2007, the custodian fees were reduced as noted in the Statement of Operations.


20 | Semiannual Report

Templeton Emerging Markets Income Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 ........................................................  $   8,361,871
   2011 ........................................................     24,484,014
                                                                  -------------
                                                                  $  32,845,885
                                                                  =============

At February 28, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................................  $ 647,938,625
                                                                  =============

Unrealized appreciation ........................................  $  50,213,454
Unrealized depreciation ........................................     (3,498,580)
                                                                  -------------
Net unrealized appreciation (depreciation) .....................  $  46,714,874
                                                                  =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2007, aggregated $108,129,003 and $144,170,331, respectively.

7. FORWARD EXCHANGE CONTRACTS

At February 28, 2007, the Fund had the following forward exchange contracts outstanding:

                                                                  CONTRACT       SETTLEMENT     UNREALIZED
                                                                   AMOUNT           DATE           GAIN
----------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
       61,513,239   Mexican Peso .............................  $ 5,568,321       8/16/07       $  118,016
       42,706,994   Mexican Peso .............................    3,882,807       8/20/07           99,824
       69,355,929   Mexican Peso .............................    6,287,081       8/21/07          143,950
       34,649,958   Mexican Peso .............................    3,081,914       9/12/07           17,635
       13,012,157   Mexican Peso .............................    1,153,918       9/14/07            3,352
       74,700,583   Mexican Peso .............................    6,663,151      11/26/07           92,858
       40,428,962   Mexican Peso .............................    3,603,455       1/25/08           64,230
                                                                                                ----------
                       Net unrealized gain (loss) on forward exchange contracts .........       $  539,864
                                                                                                ==========


                                                          Semiannual Report | 21

Templeton Emerging Markets Income Fund

8. CREDIT RISK

The Fund has 71.33% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.


22 | Semiannual Report

Templeton Emerging Markets Income Fund

11. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 23

Templeton Emerging Markets Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 23, 2007

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 23, 2007. The purpose of the meeting was to elect five Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Charles B. Johnson, Gregory E. Johnson, Frank A. Olson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Trustees:

-------------------------------------------------------------------------------------------------
                                                         % OF                              % OF
                                                        SHARES                            SHARES
                                             % OF      PRESENT                  % OF      PRESENT
                                         OUTSTANDING     AND                OUTSTANDING     AND
TERM EXPIRING 2010              FOR         SHARES      VOTING   WITHHELD      SHARES     VOTING
-------------------------------------------------------------------------------------------------
Frank J. Crothers ........  41,221,444      87.08%      98.63%    571,832      1.21%       1.37%
Charles B. Johnson .......  41,146,148      86.92%      98.45%    647,128      1.37%       1.55%
Gregory E. Johnson .......  41,177,863      86.99%      98.53%    615,413      1.30%       1.47%
Frank A. Olson ...........  41,125,012      86.87%      98.40%    668,264      1.41%       1.60%

-------------------------------------------------------------------------------------------------
TERM EXPIRING 2009
-------------------------------------------------------------------------------------------------
Robert E. Wade ...........  41,215,918      87.07%      98.62%    577,358      1.22%       1.38%

* Harris J. Ashton, Edith E. Holiday, David W. Niemiec, Larry D. Thompson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


24 | Semiannual Report

Templeton Emerging Markets Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Investor Services (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Emerging Markets Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.


                                                          Semiannual Report | 25

Templeton Emerging Markets Income Fund

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge.

To enroll in the service, access your account online by going to www.melloninvestor.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


26 | Semiannual Report

Templeton Emerging Markets Income Fund

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                          Semiannual Report | 27

Templeton Emerging Markets Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2006. Additionally, the Fund expects to file, on or about April 30, 2007, such certifications with its Form N-CSRS for the six months ended February 28, 2007.


28 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                          Michigan 7
Arizona                          Minnesota 7
California 8                     Missouri
Colorado                         New Jersey
Connecticut                      New York 8
Florida 8                        North Carolina
Georgia                          Ohio 7
Kentucky                         Oregon
Louisiana                        Pennsylvania
Maryland                         Tennessee
Massachusetts 7                  Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                          Not part of the semiannual report

     [LOGO](R)                  100 Fountain Parkway
FRANKLIN TEMPLETON              P.O. Box 33030
    INVESTMENTS                 St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TLTEI S2007 04/07
























ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)  (1)   The Registrant has an audit committee financial expert serving on its audit committee.

     (2)   The audit committee financial experts are David W. Niemiec and Frank
           A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the 12-month period beginning July 1, 2005, and ending June 30, 2006.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.   N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND


By  /s/JIMMY D. GAMBILL
    --------------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/JIMMY D. GAMBILL
    --------------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007


By  /s/GALEN G. VETTER
    --------------------------
    Galen G. Vetter
    Chief Financial Officer
    Date:  April 26, 2007